SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            MediQuik Services, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2.    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

            --------------------------------------------------------------------

      2.    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      3.    Filing Party:

            --------------------------------------------------------------------

      4.    Date Filed:

            --------------------------------------------------------------------

                             MEDIQUIK SERVICES, INC.
                           4299 San Felipe, Suite 300
                              Houston, Texas 77027

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
MediQuik Services, Inc.

      Notice is hereby given that the Annual Meeting of Shareholders of MediQuik Services, Inc., a Delaware corporation, will be held on June 20, 2001 at 10:00 a.m. at our corporate headquarters located at 4299 San Felipe, Houston, Texas 77027 and at any time or place provided with respect to any adjournment or postponement thereof (the "Annual Meeting"), for the purpose of electing three directors, and to act upon such other matters as may be properly brought before the Annual Meeting.

      Only common stockholders of record on our books at the close of business on May 9, 2001, will be entitled to notice of and to vote at the Annual Meeting. The presence in person or by proxy of 25 percent of the outstanding Shares is necessary to constitute a quorum for the Annual Meeting. We hope you will be able to attend the Annual Meeting in person, but if you cannot attend please vote your shares by returning the enclosed proxy card promptly in order that your vote may be cast at the Annual Meeting.

      All shareholders, whether or not they plan to attend the Annual Meeting, are asked to complete, date, and sign the enclosed proxy card and mail it promptly back to us. Your proxy may be revoked in the manner described in the enclosed Proxy Statement at any time before it has been voted at the Annual Meeting.

                                             By Order of the Board of Directors,


                                             /s/ Howard B. Butler, Jr.
                                             Secretary
Houston, Texas
May 31, 2001

   PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY, WHETHER OR NOT
                YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING.

                             MEDIQUIK SERVICES, INC.
                           4299 San Felipe, Suite 300
                              Houston, Texas 77027

        ----------------------------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           to be held on June 20, 2001

                The date of this Proxy Statement is May 31, 2001.

        ----------------------------------------------------------------

General

      This Proxy Statement is being furnished to our stockholders in connection with the solicitation of proxies from you by our Board of Directors for use at the annual meeting of shareholders (the "Annual Meeting") to be held on June 20, 2001, at 10:00 a.m., at 4299 San Felipe, Suite 300, Houston, Texas 77027, and any adjournment or postponement thereof.

      Our annual report to shareholders for the fiscal year ended December 31, 2000 (the "Annual Report") has been mailed concurrently with the mailing of the notice of the Annual Meeting and this Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

Voting Rights

      The Board of Directors has fixed May 9, 2001 as the record date ("Record Date") for the determination of our shareholders who are entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of common stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 13,504,096 shares of common stock issued and outstanding, each of which is entitled to one vote on the election of our three directors, and 513,266 shares of Series A Preferred Stock issued and outstanding, each of which is entitled to vote as if converted to common stock on a 20:1 basis.

Quorum and Voting

      The presence at the Annual Meeting, in person or by proxy, of the holders of 25% of our outstanding voting securities will constitute a quorum for the purposes of the Annual Meeting. The election of the three directors to be elected by the Common Stock shareholders will be by plurality vote. Under Delaware law, abstentions are counted as present for establishing a quorum.

Proxies; Other Matters That May Come Before the Annual Meeting

      You may use the accompanying proxy card if you are unable to attend the annual meeting in person or are able to attend but do not wish to vote in person. You should specify your choices with regard to each proposal on the enclosed proxy card. All properly executed and dated proxy cards delivered by stockholders to us in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions given. If you do not give specific instructions on your proxy card, the shares represented by a signed and dated proxy card will be voted "FOR" the election of the director nominees. No other matters are presently scheduled to be presented at the Annual Meeting. However, if such matters are presented, in the absence of instructions to the contrary, the named proxies will vote the proxies in accordance with the judgment of the named proxies with respect to any other such matter properly coming before the Annual Meeting.

      Your giving a proxy does not affect your right to vote in person should you attend the Annual Meeting. However, the only way to revoke a proxy is by one of the following methods:

      o giving written notice of revocation to MediQuik Services, Inc., 4299 San Felipe, Suite 300, Houston, Texas 77027 Attn: Howard Butler, Secretary;

      o by executing and delivering a proxy card bearing a later date to Mr. Butler; or

      o     by voting in person at the Annual Meeting.

Expense of Solicitation

      We are soliciting proxies on behalf of the Board of Directors. We will bear the costs of preparing and mailing the proxy materials to our shareholders in connection with the Annual Meeting. We will solicit proxies by mail, and our directors, officers, and employees may also solicit proxies by telephone, facsimile, or personal interview. These persons will receive no additional compensation for these services, but will be reimbursed for reasonable out-of-pocket expenses. Except as described above, we do not presently intend to solicit proxies other than by mail.

Deadline for Receipt of Shareholder Proposals

      Proposals that any shareholder intends to present at our next Annual Meeting in 2002 must be received by us no later than April 3, 2002 in order to be included in the proxy statement relating to the 2002 Annual Meeting.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

      Our Bylaws provide that we shall have no more than fifteen directors, divided into three classes, denominated Class I, Class II and Class III. A single class of directors is elected at each Annual Meeting, and the members of a class of directors elected at an Annual Meeting are elected for three-year terms. The members of the Board of Directors are divided into three classes as nearly equal in number as possible. The Class II directors whose terms expire this year have been nominated for re-election by the Board of Directors for three-year terms of office. They are:

                                    Donald Holmquest
                                    Lawrence J. Wedekind
                                    Grant Gables

      The remaining eight persons named below will continue in office until the expiration of their terms. The nominees for election as members of the Board of Directors, and our continuing directors, are listed below with certain biographical information.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE DIRECTOR NOMINEES BELOW.

                Nominees for Directors of the Board of Directors

      Grant M. Gables, 36, has been one of our officers and directors since April 7. 1998. Mr. Gables has served as executive management with three health care billing and technology companies since January 1995. From March 1997 until June 1998, he was vice president of marketing for MediNet EDI Solutions with responsibility for strategic planning and development of technology for health care organizations. From September 1995 until February 1997, he was executive vice president of Reimbursement Assurance Corporation with executive responsibility for operations and sales and emphasis on information delivery technology for health care groups. From January 1995 until August 1995, Mr. Gables was with Rapid Reimbursement, Inc, as chief operating officer with responsibility for installation of medical billing capability and management of claims processing and medical billing. From March 1994 until December 1994, he was General Partner of GMG Capital Funding Company with responsibility for investment analysis and financial planning for health care companies.

      Donald Holmquest, M.D., J.D., Ph.D., 61, has been a member of the Board of Directors since December, 1999. He has practiced in the area of health care law for approximately 20 years. During his practice of law, he has represented numerous health care providers and ventures and served on the boards of directors of two national hospital systems. More recently, he has begun to focus his energies on small healthcare start up companies, particularly in the Internet arena.

      Lawrence J. Wedekind, 44, served as our chief executive officer from September 7, 1999 until his resignation from that position in March, 2000. He currently serves as a director. In addition, Mr. Wedekind serves as president and chief executive officer of IntegraNet Gulf Coast, Inc., an independent practice association, and Greater Gulf Health Plan, Inc, a non-profit occupational medicine network. Since 1977, Mr. Wedekind has served as president and chief executive officer of Greater Gulf Medical Alliance, Inc., a comprehensive healthcare management service organization. From 1996 to 1997, he managed and developed multiple clinics for William D. Clark, M.D., who currently serves as medical director of both IntegraNet Gulf Coast and Greater Gulf Health Plan. From 1995 to 1996, Mr. Wedekind served as administrator of Yale Hospital, a 99-bed hospital located in Houston.

                              Continuing Directors

Class I directors with terms expiring 2002:

      Keith Fletcher, 45, has been a board member since August, 2000. Mr. Fletcher is currently the Chief Executive Officer of MiraQuest Ventures, LLC and previously served as Chief Executive Officer of Ashley Manor Care Centers. Until March 1998, he served as a senior executive for the J.R. Simplot Company in Boise, Idaho. Mr. Fletcher currently serves on the boards of Ashley Manor Care Centers, MiraQuest Ventures, LLC and Tech Health, all privately held companies. He received an undergraduate and masters degree from the University of Utah and his Masters of Business Administration from Stanford University.

      John Galazin, 57, has been a member of our board of directors since October, 2000. He is also a director of MiraQuest Ventures, LLC and N.T.I., Inc., and serves on the board of managers of Sisbro, LLC. Mr. Galazin received his undergraduate degree from Michigan State University in 1965 and his Masters of Business Administration from Michigan State University in 1967. From 1995 until 2000, Mr. Galazin was President and Chief Executive Officer of Beauty for All Seasons, Inc., an Idaho-based company. He also served as Vice President of International Sales and Marketing for Jeunique International, Inc. Mr. Galazin is the brother-in-law of one of our other directors, Mr. Allen Ball.

      Gene Kusmierz, 45, has served as a director since August, 2000. From October 1999 to February 2001, Mr. Kusmierz served as vice president of corporate development for Everfill.com, a privately held company engaged in the internet fulfillment of pharmaceutical and diagnostic products. In 1993, he formed Gentris Capital to manage assets for individuals and since 1996 has focused his efforts on consulting for early stage companies seeking equity financing. He currently serves on the board of Everfill.com and is Northeast Regional Director of MiraQuest.

      Brett Wright, 42, has served as a director since March, 2001. He received his undergraduate degree in economics from Brigham Young University and his Masters of Business Administration from the University of Southern California. He is also a member of the board of directors of MiraQuest. He has been employed since 1996 by Ball Enterprises. Additionally, Mr. Wright is a member of the board of directors of several other privately held companies.

Class III directors with terms expiring 2003:

      Howard B. Butler, Jr., 54, has been an officer and director since April 7, 1998. Mr. Butler has been a practicing attorney in Houston since 1972 and a sole practitioner since 1986. He is a 1969 graduate of Lamar University, Beaumont, Texas and a 1972 graduate of the University of Houston College of Law.

      Robert Teague, M.D., 51, is our current Chief Executive Officer and Chairman of the Board of Directors. He began serving in these two positions in August, 2000. From 1992-1998, Dr. Teague was engaged in the private practice of medicine. From 1998-2000, he was affiliated with Baylor College of Medicine as a physician. He received his undergraduate degree form West Virginia University and received his medical degree from the University of Cincinnati in 1975. Dr. Teague also serves on the board of directors of MedeCoach.com, a private development stage company engaged in internet delivery of wellness related information also based in Houston.

      Derek Ence, 38, has been a director since August, 2000. Mr. Ence was engaged in the private practice of law from 1990-1997. Since 1997, he has served as general counsel and vice president of Ball Enterprises, Inc., a private holding company. Mr. Ence also sits on the board of directors of several privately held companies based in Idaho, including MiraQuest Ventures, LLC. He received his undergraduate degree in international relations from Brigham Young University in 1986 and his law degree from the same university in 1990. Mr. Ence is the nephew-in-law of one of our other directors, Mr. Allen Ball.

      Allen Ball, 55, has been one of our directors since January, 2001. He is also a member of the board of directors of MiraQuest. Additionally, he serves on the board of directors of two other privately held companies, Melaleuca, Inc., a consumer products company, and ICT Inc. Since 1984, he has been self-employed. Mr. Ball is the brother-in-law of one of our other directors, Mr. John Galazin.

Committees of the Board

      There were 6 meetings of the Board of Directors during the past fiscal year. All members were in attendance. We have no standing audit, nominating or compensation committees.

Compensation of Directors

      Directors receive no compensation for serving on the Board of Directors other than reimbursement of reasonable expenses in attending meetings of the Board of Directors and committees thereof and certain incentive based stock options for serving on the Board.

Executive Compensation

      The following table sets forth for the period ended December 31, 2000 all compensation received or accrued by the Chief Executive Officer and by each of the other most highly compensated executive officers ("Named Executive Officers").

      Salaries paid as of December 31, 2000, were as follows:

                                              Annual Compensation(1)        Long-Term Compensation
                                              ----------------------        ----------------------

                                                                         Restricted         Securities
     Name and Principal                                                    Stock            Underlying
         Position                   Year      Salary(2)       Bonus       Awards(3)          Options
------------------------------------------------------------------------------------------------------
Robert B. Teague, M.D               1998      $     --          --        $
Chief Executive Officer and         1999      $     --                                        60,000
Chairman of the Board               2000      $125,400                                       139,000

Grant M. Gables                     1998      $ 56,000          --        $    400
President, COO                      1999      $ 86,000
                                    2000      $101,835                                        75,000

R. Craig Christopher,               1998      $ 34,000          --        $    250
VP of Product Fulfillment           1999      $ 76,000
                                    2000      $ 96,000                                        66,863

Lawrence Wedekind,                  1998      $     --          --
Interim Chief Executive             1999      $ 15,000
Officer during 2000                 2000      $ 19,500

(1) The named executives received no compensation for periods prior to April 7, 1998, the date of organization of Old MediQuik. Salaries reflected herein are as of December 31, 1999.
(2) In 1999 salaries were deferred in amounts as follows: Mr. Gables, $22,000; and Mr. Christopher $24,625. In 1998 salaries were deferred in amounts as follows: Mr. Gables, $14,000; and Mr. Christopher, $12,625.
(3) Based on an estimated value of $0.001 per share for shares of restricted stock issued by Old MediQuik pursuant to the Company's stock incentive plan. The issuer's right to repurchase the shares of restricted stock expired June 17, 1999.

            Effective September 7, 1999, we entered into a one year employment agreement with Mr. Wedekind which was renewable for additional one year periods at Mr. Wedekind's option if his efforts resulted in providing us with an additional 40,000 patients by the end of his initial term. However, Mr. Wedekind resigned his position effective March 31, 2000. Pursuant to his employment agreement, we paid Mr. Wedekind a total of $15,000 in cash and 51,000 shares of common stock.

      We are party to employment agreements dated as of August 1, 2000 with Grant Gables and August 23, 2000 with Robert Teague. Mr. Gables and Dr. Teague are collectively referred to as the "executives."

      Mr. Gables' employment agreement provides that we will employ him for two years from the date of the agreement. Dr. Teague's employment contract does not contain such a term. During the employment period, each executive's employment
(1) may be terminated by us with or without cause, (2) may be terminated by mutual agreement of the parties, or (3) may be terminated by the executive for any reason, or if he becomes disabled. If, during the employment period, an executive's employment is terminated by us without cause, then we will pay the executive severance compensation equivalent to his compensation for six months, including benefits, but not including equity compensation.

      In exchange for the executive's service under his employment agreement, the executive will:

            o receive an annual base salary, which will be paid biweekly, equal to $9,167 in the case of Mr. Gables and $10,450 in the case of Dr. Teague;

            o be awarded an annual cash bonus based on corporate performance criteria with a target bonus equal to 20% of annual base salary and stock option awards of 25,000 shares in the case of Mr. Gables and 50,000 shares in the case of Dr. Teague, based on certain corporate performance criteria;

            o have 25,000 options in the case of Mr. Gables and 50,000 in the case of Dr. Teague vest at the end of his first year of employment and 6,250 options in the case of Mr. Gables and 12,500 options in the case of Dr. Teague vest during each quarter of the second year of his employment. Dr. Teague also received an option award of 50,000 shares of our common stock as a signing bonus.

Certain Relationships and Related Transactions

      On January 24, 2001, we obtained a loan from Ball Investors, LLC, which is a related party to MiraQuest and of which Mr. Allen Ball is a principal. The loan has a principal amount of $500,000 and requires quarterly interest payments, with a term of 24 months. This loan also gave Ball Investors, LLC the right to nominate two members to the board of directors, which are current directors. Allen Ball and Ball Investors, LLC also was granted 2,680,965 warrants to purchase our common stock and conversion rights at 37.3 cents per share in connection with the loan.

Security Ownership of Certain Beneficial Owners and Management.

      On June 30, 2000, we entered into a stock purchase agreement with MiraQuest Capital Holdings, Inc./MiraQuest Ventures, LLC (MiraQuest), an internet e-commerce holding company of entities serving the business to business market. In exchange for $2,000,000 and an 18% ownership of MiraQuest units, MiraQuest was issued 7,048,996 shares of common stock, a warrant to purchase 650,000 shares of common stock at $0.60 per share and 513,266 shares of Series A convertible preferred stock each convertible into 20 shares of common stock and entitled to vote as if converted.

      In February of 2001, our Board of Directors appointed a transaction review committee (the "Committee") to study alternative methods of restructuring the MiraQuest transaction in order to allow us to better seek future additional equity and debt financing. On April 20, 2001, our Board of Directors and that of MiraQuest approved a plan (the "Plan") to partially reverse the MiraQuest transaction. The Plan contemplates i) our redemption of all our outstanding preferred shares owned by MiraQuest; ii) our return to MiraQuest of all its membership units owned by us; iii) the conversion of the balance owed on the Ball loan to equity; iv) an additional cash equity contribution of $500,000 from MiraQuest; v) MiraQuest's agreement to sell back for a nominal amount a number of shares of the common stock necessary to reduce its equity ownership to approximately 30% once a new capital partner is found for our company; vi) MiraQuest's agreement to relinquish its power to nominate members to the Board of Directors. The Plan is expected to be finalized by June 30, 2001. We had received $490,000 of the $500,000 equity contribution by MiraQuest contemplated by the Plan by May 17, 2001.

      The following table sets forth certain information regarding the beneficial ownership of the common stock as of April 9, 2001, as to (i) each person known by us to own beneficially more than 5% of the outstanding common stock, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our directors and officers as a group.

                                                                                          Series A
                                                Common Stock                          Preferred Stock
                                                ------------                          ---------------

Name of Beneficial Owner              Shares Owned(1)    Percent of Class(2)   Shares Owned     Percent of Class
------------------------              ---------------    -------------------   ------------     ----------------
MiraQuest Ventures, LLC                17,314,324(3)         72.84%              513,266              100%
Grant M. Gables                         1,022,813(4)          4.30%
Robert Teague                             216,500(5)            *
Howard B. Butler, Jr.                     459,857(6)          1.93%
R. Craig Christopher                      355,305(7)          1.49%
Lawrence J. Wedekind                       72,000(8)            *
Donald Holmquest                           25,000               *
John Galazin                              190,000(9)            *
Keith Fletcher                            155,000(10)           *
Gene Kusmierz                             100,000(11)           *
Derek Ence                                100,000(12)           *
Brett Wright                               50,000(13)           *
Allen Ball                                 50,000(14)           *
All Officers and Directors as a
group (12 persons)                      2,796,475           11.76%

*     Less than 1%

(1) Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities if that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. Unless otherwise indicated by footnote, the named entities or individuals have sole voting and investment power with respect to the Shares of Common Stock beneficially owned.
(2) Represents the number of shares of Common Stock beneficially owned by each named person or group, expressed as a percentage of all of the shares of such class outstanding as of such date without giving effect to 250,000 shares issuable pursuant to warrants held by consultants and advisors.
(3) Includes 10,265,328 shares of common stock to be issued upon conversion of 513,266 shares of Series A Preferred Stock.
(4) Includes 474,543 shares held by Jocody Financial, Inc., a corporation wholly owned by Mr. Gables' spouse and 57 shares owned by Mr. Gables' spouse.
(5) Includes 10,000 shares held by Dr. Teague's wife and minor children and 199,000 shares issuable upon the exercise of presently exercisable outstanding stock options.
(6) Includes 1,073 shares held by Mr. Butler's adult daughter and 125,000 shares issuable upon the exercise of presently exercisable outstanding stock options.
(7) Includes 66,863 shares issuable upon the exercise of presently exercisable outstanding stock options, and 5,577 shares held by Mr. Christopher's minor children.
(8) Includes 11,000 shares held by Greater Gulf Medical Alliance, Inc., of which Mr. Wedekind is the sole shareholder and serves as president and chief executive officer.
(9)   Includes a warrant to purchase 150,000 shares.
(10)  Includes a warrant to purchase 150,000 shares.
(11)  Includes a warrant to purchase 100,000 shares.
(12)  Includes a warrant to purchase 100,000 shares.
(13)  Includes warrant to purchase 50,000 shares of common stock.
(14)  Includes a warrant to purchase 50,000 shares.

Independent Accountants

      The Board of Directors has appointed Malone & Bailey, PLLC ("Malone") as our independent accountants for 2001. Deloitte & Touche LLP ("Deloitte") served as our independent accountants for 2000. Deloitte was dismissed on May 24, 2001, as our independent accountants. In its audited report for fiscal year 2000, Deloitte expressed doubt about our ability to continue as a going concern. The decision to change accountants was recommended and approved by our board of directors on May 23, 2001. Representatives from both Deloitte and Malone are expected to be present at the Annual Meeting and may be available to respond to appropriate questions.

By Order of the Board of Directors:


/s/ Chairman of the Board

                       PLEASE COMPLETE, SIGN AND MAIL YOUR
                                PROXY CARD TODAY

A copy of our Annual Report on Form 10-KSB filed with the Securities and Exchange Commission may be obtained without charge by writing to MediQuik Services, Inc., 4299 San Felipe, Suite 300, Houston, Texas 77027, Attn: Howard Butler.

                                      PROXY
                             MEDIQUIK SERVICES, INC.

           Proxy for the Annual Meeting of Stockholders June 20, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby constitutes and appoints Robert Teague and R. Craig Christopher, and each of them jointly and severally, proxies, with full power of substitution to vote all shares of common stock which the undersigned is entitled to vote at the annual meeting of stockholders of MediQuik Services, Inc. to be held on June 20, 2001 at 10:00 a.m. at our corporate headquarters located at 4299 San Felipe, Houston, Texas 77027, or any adjournment thereof.

      The undersigned acknowledges the receipt of notice of the annual meeting and proxy statement, each dated May 31, 2001, grants authority to any of said proxies, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting, and hereby ratifies and confirms all that said proxies or their substitutes, may lawfully do in the undersigned's name, place and stead. The undersigned instructs said proxies, or any of them, to vote as set forth below.

      The Board of Directors recommends a vote "FOR" the following:

To elect three directors of MediQuik
Nominees:                          Grant Gables
                                   Donald Holmquest
                                   Lawrence Wedekind

FOR ALL NOMINEES                      [      ]

WITHHELD FROM ALL NOMINEES            [      ]

      All proxies signed and returned will be voted or not voted in accordance with your instructions, but those with no choice will be voted "FOR" each of the nominees for director named and in the discretion of the proxy holder on any other matter that may properly come before the meeting and any adjournment or postponement of the annual meeting.

Please sign date and return promptly. Please sign as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If signed is a corporation, please sign with the full corporation name by authorized officer or officers.

Signature:________________________________________________   Date:______________

Signature:________________________________________________   Date:______________